UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2011

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 28, 2011, Liberty Media Corporation (the “Company”) issued a press release (the “Earnings Release”) setting forth information, including financial information regarding certain of its privately held assets, which is intended to supplement the financial statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2011.

This Item 2.02 and the Earnings Release attached hereto as Exhibit 99.1 (other than the portions thereof filed as part of Exhibit 99.2) are being furnished to the SEC.

Item 8.01.  Other Events

Earnings Call and Slide Show Presentation

Also on February 28, 2011, the Company held an earnings call (the “Earnings Call”) and made available on its website a slide show presentation (the “Slide Show”) for reference during the Earnings Call. In each of the Earnings Release, the Earnings Call and the Slide Show, the Company discussed the previously announced proposed split-off of the businesses, assets and liabilities attributed to the Liberty Capital group and the Liberty Starz group. The Earnings Release, the transcript from the Earnings Call and the Slide Show are all archived on or accessible from the Company’s website.

Credit Suisse Global Media and Communications Convergence Conference

On March 1, 2011, the Company announced that Greg Maffei, President and CEO of the Company, will be presenting at the Credit Suisse Global Media and Communications Convergence Conference (the “Credit Suisse Conference”) on Monday, March 7th at 12:30 p.m., Eastern Time at The Mandarin Oriental in Miami, Florida. During his presentation, Mr. Maffei may make observations regarding the Company’s financial performance and outlook and may discuss the previously announced split-off of the Liberty Capital and Liberty Starz tracking stock groups.

Deutsche Bank 2011 Media and Telecommunications Conference

Also on March 1, 2011, the Company announced that Mr. Maffei will be presenting at the Deutsche Bank 2011 Media and Telecommunications Conference (the “Deutsche Bank Conference”) on Monday, March 7th at 6:30 p.m., Eastern Time at The Breakers Hotel in Palm Beach, Florida. During his presentation, Mr. Maffei may make observations regarding the Company’s financial performance and outlook and may discuss the previously announced split-off of the Liberty Capital and Liberty Starz tracking stock groups.

The portions of the Earnings Release, the portions of the transcript from the Earnings Call and the portions of the Slide Show that relate to the discussion of the proposed split-off, as well as the press release regarding the Credit Suisse Conference and the press release regarding the Deutsche Bank Conference are being filed herewith as Exhibits 99.2, 99.3 and 99.4, respectively to this Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended, and are hereby incorporated by reference into this Item 8.01

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Press Release dated February 28, 2011 - Earnings Release
99.2	Excerpts of communications relating to the proposed split-off
99.3	Press Release dated March 1, 2011 - Credit Suisse Conference
99.4	Press Release dated March 1, 2011 - Deutsche Bank Conference

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2011

LIBERTY MEDIA CORPORATION

	By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated February 28, 2011 - Earnings Release
99.2	Excerpts of communications relating to the proposed split-off
99.3	Press Release dated March 1, 2011 - Credit Suisse Conference
99.4	Press Release dated March 1, 2011 - Deutsche Bank Conference